ASSIGNMENT AGREEMENT

THIS AGREEMENT is made effective as of the 26th day of July, 2010.

BETWEEN

GEORGE ROCK RUTHERFORD, a businessman having an address at
238 Lakeview Circle, Montgomery, TX 77356

(the "Lender")

AND

GLOBAL SECURITY AGENCY INC., a company incorporated under
the laws of the State of Nevada, having an office at 5259 Jackson Road, Montgomery, TX 77316

(the “Borrower”)

AND

MARK MCBETH, a businessman having an address at 2 Park Town,
Oxford, United Kingdom OX2 6SH

(the “Assignee”)

WHEREAS:

A.	The Lender lent to the Borrower the principal amount of US$100,000 (the “Principal Amount”) on May 20, 2010;

B.	In connection with such loan, the Borrower executed a promissory note in favor of the Lender dated May 20, 2010, a copy of which is attached hereto as Exhibit “A” (the “Promissory Note”);

C.
Pursuant to the terms of the Promissory Note, the Borrower agreed to repay to the Lender the Principal Amount plus interest at a rate of 4% per annum (the “Interest”) in accordance with the terms of the Promissory Note; and

D.
In consideration of US$50,000, the Lender has agreed to assign to the Assignee its right, title and interest under the Promissory Note to be repaid US$50,000 plus Interest in accordance with the terms of the Promissory Note, and the Borrower has consented to such assignment.

NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.	ASSIGNMENT

1.1
On the terms and subject to the conditions of this Agreement, in consideration of US$50,000, the Lender hereby assigns to the Assignee, and the Assignee hereby assumes from the Lender, the Lender’s right, title and interest under the Promissory Note to be repaid US$50,000 plus Interest in accordance with the terms of the Promissory Note.

1.2	The Borrower hereby consents to the assignment of the right, title and interest of the Lender under the Promissory Note to the Assignee as set forth in paragraph 1.1 above.

2.	REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties of the Lender

(a)	Power. The Lender has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)
Authorization. This Agreement, when executed and delivered by the parties hereto, shall constitute a legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

(c)	No Adverse Consequences. The execution, delivery and performance of this Agreement by the Lender will not:

(i)	violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Lender; or

(ii)
conflict with, constitute grounds for termination or acceleration of, result in the breach of the terms, conditions, or provisions of, result in the loss of any benefit to the Lender under, or constitute a default under (whether by virtue of the application of a “change of control” provision or otherwise) any agreement, instrument, license or permit to which either the Lender is a party or by which the Lender is bound.

(d)
Accuracy of Representations and Warranties. None of the representations and warranties of the Lender contain any untrue statement of material fact or omit any material fact necessary to the statements contained in this Agreement not misleading.

2.2	Representations and Warranties of the Borrower

(a)
Organization; Power. The Borrower is a corporation duly incorporated and legally existing under the laws of the State of Nevada, and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)
Authorization. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action of the Borrower. This Agreement, when executed and delivered by the parties hereto, shall constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

(c)	No Conflict with Other Instruments or Agreements. The execution, delivery and performance of this Agreement by the Borrower shall not:

(i)	violate or conflict with, or result in a breach of, any provision of the Borrower’s Articles of Incorporation or Bylaws;

(ii)	violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Borrower; or

(iii)
conflict with, constitute grounds for termination or acceleration of, result in a breach of the terms, conditions, or provisions of, result in the loss of any benefit to the Borrower under, or constitute a default under (whether by virtue of the application of a “change of control” provision or otherwise) any agreement, instrument, license or permit to which either the Borrower is a party or by which the Borrower is bound.

(d)
Accuracy of Representations and Warranties.  None of the representations or warranties of the Borrower contain any untrue statement of material fact or omit any material fact necessary to make the statements contained in this Agreement not misleading.

2.3	Representations and Warranties of the Assignee

(a)	Power. The Assignee has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)
Authorization. This Agreement, when executed and delivered by the parties hereto, shall constitute a legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

(c)	No Conflict with Other Instruments or Agreements. The execution, delivery and performance of this Agreement by the Assignee shall not:

(i)	violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Assignee; or

(ii)
conflict with, constitute grounds for termination or acceleration of, result in a breach of the terms, conditions, or provisions of, result in the loss of any benefit to the Assignee under, or constitute a default under (whether by virtue of the application of a “change of control” provision or otherwise) any agreement, instrument, license or permit to which either the Assignee is a party or by which the Assignee is bound.

(d)
Accuracy of Representations and Warranties.  None of the representations or warranties of the Assignee contain any untrue statement of material fact or omit any material fact necessary to make the statements contained in this Agreement not misleading.

3.	Mutual Representations

3.1
The Borrower and the Lender represent and warrant that (i) the Promissory Note is in full force and effect, fully assignable, without modification, and remains on the terms contained therein, (ii) neither the execution and delivery of this Agreement nor the repayment of the amounts contemplated by this Agreement will give any person the right to terminate, cancel, reduce or otherwise alter the Promissory Note or any terms or conditions attached thereto, and (iii) no consent of any third party is required to assign the Promissory Note.

4.	Applicable Law

4.1	This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas, U.S.A.

5.	Time of Essence

5.1	Time shall be of the essence hereof.

6.	Amendments and Modification

6.1	This Agreement shall not be amended or modified in any manner except with the prior written consent of the parties hereto.

7.	Severability

7.1
If any provision of this Agreement is determined to be invalid or unenforceable, any such invalidity or unenforceability will affect only that provision and will not make any other provision of this Agreement invalid or unenforceable and such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

8.	Successors and Assigns

8.1
This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns, except that no party may assign its rights and obligations under this Agreement without the prior written consent of the other parties.  Nothing in this Agreement shall be construed to limit the right of the Lender to assign its remaining right, title and interest under the Promissory Note to any person.

9.	Counterparts

9.1
This Agreement may be signed by facsimile or original and executed in any number of counterparts, and each executed counterpart will be considered to be an original.  All executed counterparts taken together will constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

GEORGE ROCK RUTHERFORD

/s/ George Rock Rutherford

GLOBAL SECURITY AGENCY INC

Per:

/s/ Larry E. Lunger
Larry E. Lunger
Chief Executive Officer

MARK MCBETH

/s/ Mark McBeth

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